UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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(Rule 14a-101)

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GENCO SHIPPING & TRADING LIMITED
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In connection with its 2024 Annual Meeting of Shareholders, on May 2, 2024, Genco Shipping & Trading Limited issued an investor presentation and a press release.  Copies of the materials can be found below:

Investor Presentation

 GENCO SHIPPING & TRADING LIMITED  CREATING VALUE FOR ALL GENCO SHAREHOLDERS  May 2, 2024

 2  “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995      This communication material contains certain forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements use words such as “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with a discussion of potential future events, circumstances or future operating or financial performance. These forward-looking statements are based on management’s current expectations and observations. For a discussion of factors that could cause results to differ, please see the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on form 10-K for the year ended December 31, 2023, and the Company’s reports on Form 10-Q and Form 8-K subsequently filed with the SEC. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.     Additional Information and Where to Find It      On April 16, 2024, Genco filed with the SEC a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”), containing a form of WHITE proxy card, with respect to its solicitation of proxies for Genco’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY GENCO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Genco free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Genco are also available free of charge by accessing Genco’s website at www.gencoshipping.com.     Participants     Genco, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2024 Annual Meeting of Shareholders, including John C. Wobensmith (Chief Executive Officer and President), Peter Allen (Chief Financial Officer), Joseph Adamo (Chief Accounting Officer), Jesper Christensen (Chief Commercial Officer), and Genco’s directors other than Mr. Wobensmith, namely James G. Dolphin, Paramita Das, Kathleen C. Haines, Basil G. Mavroleon, Karin Y. Orsel, and Arthur L. Regan. Investors and security holders may obtain more detailed information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, under the captions “Management,” “Executive Compensation,” and “Security Ownership of Certain Beneficial Owners and Management” in Genco’s Definitive Proxy Statement. To the extent holdings of such participants in Genco’s securities changed since the amounts described in the Definitive Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge as described above.

 Speakers  3  Paramita Das Independent Director  Jim Dolphin   Chairman & Independent Director  Chairman of the Board since May 2021  Director since July 2014   John Wobensmith CEO & Director   Kathleen C. Haines  Independent Director  CEO since March 2017  Director since May 2021  Chairwoman of the Audit Committee  Member of the Compensation and ESG Committees  Director since May 2017  Director since March 2024

 Executive summary  4  Genco is poised to drive sustainable long-term value   Genco Is Executing its Clear Strategy Designed to Drive Value Through Volatile Drybulk Cycles  Genco Has Made Significant Progress on its Comprehensive Value Strategy, Outperforming the Market and Peers   Genco Has a Highly Qualified and Engaged Board Overseeing Sustainable, Long-Term Value Creation  Genco Has Industry-Leading Corporate Governance Standards  George Economou’s Unclear Agenda for Genco & His Track Record  The Board Has Concluded that Economou’s Suggestions Are NOT in the Best Interest of All Shareholders  The Board Believes Pons is NOT Additive to Genco’s Board   Vote FOR Genco’s Board of Directors Nominees

 Table of contents  5  About Genco  Shipping Is a Highly Cyclical Industry  Genco’s Comprehensive Value Strategy   Genco’s Strategy is Creating Value for Shareholders  Genco’s Board Has Long Prioritized Strong Corporate Governance Practices  Economou’s Unclear Agenda for Genco & His Track Record  The Board Believes Pons Would Not Be Additive to Our Already Strong, Focused And Experienced Board  Setting the Record Straight  VOTE FOR GENCO  Appendix

 ABOUT GENCO  6

Genco Shipping & Trading overview


GENCO RESOLUTE
MAJURO

- The **largest U.S. based** drybulk shipowner, with **43 modern, high-quality** vessels(1)
- Headquartered in **New York** with global offices in **Singapore** and **Copenhagen**
- **Transport both major** (iron ore & coal) **and minor** (grains, cement, fertilizers, etc.) bulk across all key world-wide shipping routes
- **Direct exposure to all drybulk trades** transported across world-wide shipping routes
- Provides a **full-service logistics solution** to our customers

- **Balanced risk return profile:** low leverage (8% net LTV(2)) + high dividend payout
- **Transparent US filer** with no related party transactions
- **Only US-based drybulk company** listed in the US
- **Rated #1 ESG shipping company** globally(3)
- **NYSE listed** under ticker symbol **GNK**

1) Reflects pro forma fleet based on the agreed sales of the Genco Claudius and Genco Maximus.
2) Net LTV is based on VesselsValue.com estimates from April 2024 and cash and debt balances as of Dec 31, 2023.
3) Based on the Webber Research 2023, 2022 and 2021 ESG scorecard. Webber Research ESG Scorecard ranks the public shipping universe on a number ofcorporate governance metrics , with the goal of identifying both high quality shipping platforms and points of conflict, was first published in 2016, and rebranded in 2019.

7

 Global Seaborne Trade   (% of 2023 total)  Drybulk trade constitutes approximately half of all seaborne trade volume  Commodity  % of drybulk trade  Primary use  Iron ore  28%  Steel production  Met / thermal coal  24%  Steel production + power generation  Grain  10%  Human consumption + feed livestock  Minor bulks  38%  Various uses, building products, raw materials, linked to global GDP growth  Genco transported 27 million tons of drybulk commodities in 2023  8  We employ a diversified asset base consisting of large Capesize vessel and medium size Ultramax/Supramax vessels, enabling us to carry a wide range of cargoes worldwide   GENCO’S COMMODITIES CARRIED

 16  Vessels  Higher industry beta leading to greater upside potential  Focused on iron ore trade  Driven by world-wide steel production  More stable earnings   Diverse trade routes  Linked to global GDP  Cargo arbitrage opportunities   These two sectors provide complementary characteristics for Genco’s value strategy…  Genco’s fleet composition  9  Our “Barbell” approach – Strategically combining upside potential of Capesize vessels with the more stable earnings stream of minor bulk vessels  27  Vessels  Minor bulk Ultramax/Supramax  Direct exposure to all drybulk commodities  Scalable fleet  Active approach to revenue generation  High operating leverage  Focused fleet on 2 main sectors  Note: Reflects pro forma fleet based on the agreed sales of the Genco Claudius and Genco Maximus.  Major bulk Capesize

 Shipping Is a Highly Cyclical Industry  10

Active capital allocation management is critical in dynamic drybulk shipping markets

The drybulk sector is a cyclical sector prone to volatility
Demand growth provides long-term value-creation opportunity for companies that can navigate the volatility

Capital intensive business that operates assets with a finite life
Fleet management requires significant investment by owners, typically financed with a combination of debt & equity

Asset acquisition timing is critical to long-term sustainability
High day rate and asset value volatility amplify the need for risk management and flexible capital allocation

Prudent stewardship required to navigate through the market cycles
Over the course of the last 20+ years, shipping markets have experienced major cyclical events with many companies enduring reorganizations

11

 The drybulk sector is a cyclical sector prone to volatility  12  Capital risk management is critical for sustainability and long-term profitability  Drybulk index volatility the highest when compared to key commodity prices  Monthly Volatility over the Last 10 Years  Index  Index  An industry with rapid swings in earnings & values requires an efficient cost structure and highly-disciplined capital allocation   Source: Clarksons Research Services Limited.

Volatility in the drybulk market is driven by vessel supply and commodity demand

A long-term value-creation opportunity for companies that can navigate a volatile and cyclical market environment



World seaborne trade (MT)
6,000
5,000
4,000
3,000
2,000
1,000
0
1,326
1,518
1,663
1,694
2,070
2,366
3,034
3,443
Financial Crisis
4,591
5,186
5,484
5,688
COVID-19
1980
1984
1988
1992
1996
2000
2004
2008
2012
2016
2020
2024F
Iron Ore
Coal
Grain
Minor Bulk
Indicates periods of drybulk market contraction



OB/fleet ratio
$/day
Overbuilding of vessels results in prolonged market downturns while demand growth has proven to be relatively consistent
110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
-
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
9.2%
7.3%
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024
Drybulk Orderbook % of Fleet (LHS)
Weighted Average Drybulk Earnings (RHS)

Strong demand over the last 20 years driven by China's economic growth, leading to an oversupply of vessels in the early 2010s and follow on decline in freight rates which the drybulk sector has been recovering from in recent years

Despite volatility, a long history of consistent growth in drybulk trade

- Since 1990, there have been only two periods in which drybulk trade has contracted, both due to macroeconomic shocks
- Growth in drybulk trade has remained largely consistent in the past several decades, with few contractions driven by larger macroeconomic events
- Drybulk demand in recent years has been heavily influenced by growth in China

Vessel supply plays a critical role in the development of shipping cycles

- Historically, periods with strong earnings have been followed by periods of vessel ordering as owners reinvest earnings into assets
- Increases in vessel supply led to weaker earning environments
- In 2021, orderbook was at its lowest levels in the last 20 years supporting a healthy earnings environment, however since then, it has increased by ~2%

13

Source: Clarksons Research Services Limited.

 Genco’s Comprehensive Value Strategy  14

 Comprehensive Value Strategy  15  Positioning Genco to generate returns through volatile drybulk market cycles  Implemented strategy in 2021 following thorough Board and management review and discussion process   Executing across three key pillars: compelling dividends, reducing debt, and investing in the fleet to drive growth

 Implementing a strategy to create value through cycles  16  Genco implemented the Comprehensive Value Strategy in 2021  Strategy developed by Board and management team through a comprehensive review and open debate  As part of the discussion, the Board and management team considered a range of options and factors including:  The Company’s historic performance  The market environment  Peer benchmarking performance  Capital allocation priorities – repurchases vs. dividends  Rejuvenating the Company’s asset base  Driving down cash flow breakeven levels through debt repayment   Seeking to optimize debt levels   Resulted in a clear strategy that creates a low leverage, high dividend payout model that provides  flexibility;  optionality to pursue growth opportunities; and   ability to maintain significant returns to shareholders through volatile market cycles.

Genco's strategy is driven by a desire to deliver value to its shareholders through sustained dividends – but this is only possible with low to no debt

Industry leading breakeven costs covered in nearly every rate environment over the last 2 decades

- Of the 96 quarters from 2000 to 2023, a dividend could be paid in **85 of those quarters or ~90%** with the cash flow breakeven rate ex-debt service (no div in 11 quarters or ~10% of the time)
  - Under a fully drawn revolving credit facility, with higher leverage, **only ~50% of the time** a dividend could be paid
- Cash flow breakeven rate prior to debt service is covered in nearly every rate environment over the last two decades, highlighting the importance of continued debt repayments
- We believe this is a prudent approach to balance sheet management during volatile market periods



$100,000
$ / day
$80,000
$60,000
$40,000
$20,000
$-
Illustrative fleet-wide time charter rate
Genco 2024 CF breakeven rate
Genco breakeven assuming zero debt
Genco breakeven assuming full revolver draw down
Q1-2000
Q3-2001
Q1-2003
Q3-2004
Q1-2006
Q3-2007
Q1-2009
Q3-2010
Q1-2012
Q3-2013
Q1-2015
Q3-2016
Q1-2018
Q3-2019
Q1-2021
Q3-2022
Current rates create a comfortable margin above Genco's 2024 CF breakeven rate

Significant Operating Leverage

$15m

Every $1,000 increase in TCE[1] equates to ~$15m of incremental annualized EBITDA on our pro forma 43-vessel fleet

Cash flow breakeven rate	% of the periods in which rates are above breakeven levels
~$15k	~50%
~$10k	~80%
~$9k	~90%

Assumptions: Illustrative fleet-wide time charter rate is based on the quarterly averages of the Baltic Capesize Index and Baltic Supramax Index since 2000 weighted based on Genco's pro forma fleet composition of 43 vessels. An assumed scrubber premium is included together with a target minor bulk outperformance figure. Cash flow breakeven rate is based on our Q1 2024 expense budget. Under its existing credit facility, Genco has no mandatory debt amortization until 2028, when this credit facility matures.

1) TCE rate is a common shipping industry performance measure used primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charterhire rates for vessels on voyage charters are generally not expressed in per-day amounts, while charterhire rates for vessels on time charters generally are expressed in such amounts. We believe the non-GAAP measure presented provides investors with a means of better evaluating and understanding the Company's operating performance.

17

Continued progress over the last 3 years executing on our value strategy

Successful progression of the value strategy allowed Genco to shift focus from repaying debt to paying dividends

What we said April 2021…

Transform
Genco into a low leverage, high dividend yield company

Maintain
significant flexibility to grow the fleet

Target
paying a quarterly dividend based on cash flows less a voluntary quarterly reserve

What we did ~3 years later…

Paid
$170m in dividends since 2021

Paid down
$249m of debt

Invested
$236m in high specification vessels

WELL-BALANCED CAPITAL ALLOCATION ACROSS 3 PILLARS OF DIVIDENDS, DELEVERAGING AND GROWTH



Fleet growth
$236
36%
Debt paydowns
$249
38%
$170
26%
Dividends paid

18

 Our comprehensive value strategy is enabling Genco to allocate capital more towards dividend payouts over the years  19  Prioritizing debt repayments at the onset of the strong drybulk market and as the value strategy was being implemented   Increased focus on dividends while continuing to voluntarily pay down debt. First full value strategy dividend payment made in Q1-22  Continued emphasis on dividends, drawing upon the flexibility within the dividend calculation to supplement quarterly dividends in Q1-Q3. Debt paydowns are pro forma for agreed upon vessel sales that occurred in Q1 and Q2-24  We define TCE rates as our voyage revenues less voyage expenses, charter-hire expenses, and realized gains or losses on fuel hedges divided by the number of the available days of our owned fleet during the period. TCE rate is a common shipping industry performance measure used primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charterhire rates for vessels on voyage charters are generally not expressed in per-day amounts, while charterhire rates for vessels on time charters generally are expressed in such amounts. We believe the non-GAAP financial measure presented provides investors with a means of better evaluating and understanding the Company’s operating performance. Please see the appendix for a reconciliation.

Executed the next leg of our fleet renewal strategy

UPGRADING THE FLEET WITH MODERN CAPESIZE PURCHASES



# of vessels
30
25
20
15
10
5
-
Base Fleet
Buy
Sell
Bought:
2016-built high specification vessels
2
14
27
Selling:
2009-2010 built vessels due for 3rd special survey
3
Capes
Ultra/Supra
3 x 170s

Capesize sale & purchase activity:
Modernizing the fleet + increasing earnings capacity

~$10m OR **~$0.24/sh**

Drydocking capex savings due to well-timed fleet renewal

20

 Asset values rising due to firm freight rates and supported by limited supply and strong newbuild prices  SIGNIFICANToperating leverage  COUNTERCYCLICALOPPORTUNITIESto buy vessels from a position of strength  ENHANCES POSITION   in up or down markets  Financial flexibility in various market conditions  21  As a result of its strategy, Genco is moving forward with flexibility to capture growth opportunities   As a result of the Comprehensive Value Strategy, Genco is moving forward with flexibility to capture growth opportunities  Source: Clarksons Research Services Limited.

 Genco’s Strategy is Creating Value for Shareholders  22

 We believe our comprehensive Value Strategy is working  23  Genco is performing well and capturing opportunities   As evidenced by our recent quarterly results   Strong TSR performance over short, medium and long-term  Combination of share price performance and high distributions drives Genco’s outperformance vs. core peers  Genco’s P/NAV valuation above U.S.-listed peer group average  Significant improvement in trading levels supported by shareholder-friendly capital allocation policy

Genco is performing well today

Q4 2023 highlights + financial performance

VALUE STRATEGY

Dividends	Q4 2023 dividend: $0.41/sh, 18th consecutive quarterly dividend totaling 24% of the share price as of April 26, 2024
Deleveraging	>$300m repaid pro forma since Q4 2020 8% net loan-to-value* + closed $500m revolver
Growth	Purchased 2 x 2016-built scrubber-fitted Capesize vessels that delivered in Nov 2023

Increased earnings capacity, by acquiring 2 x high specification scrubber fitted Capes + divesting older tonnage

FINANCIAL PERFORMANCE

$4.9m	Q4 2023 net income or $0.11/sh (diluted) Adjusted net income of $18.6m or $0.43/sh ex-non-cash vessel impairment charge
$17,373	Q4 2023 fleet-wide TCE**

Continued to outperform our internal benchmarks

24

*Represents the principal amount of our credit facility debt outstanding less our cash and cash equivalents as of December 31, 2023 divided by estimates of the market value of our fleet as of April 2024 from VesselsValue.com, pro forma for announced vessel sales. The actual market value of our vessels may vary.
**We believe the non-GAAP measure presented provides investors with a means of better evaluating and understanding the Company's operating performance. Please see the appendix for a reconciliation.

 Genco has outperformed its peers and the market  25  Source: FactSet as of 4/30/2024.   Proxy performance peers consist of Eagle Bulk Shipping Inc., Star Bulk Carriers Corp., Diana Shipping Inc., Golden Ocean Group Limited, Safe Bulkers, Inc., Pacific Basin Shipping Limited, Pangaea Logistics Solutions Ltd., Belships ASA, Seanergy Maritime Holdings Corp., Taylor Maritime Investments Limited, 2020 Bulkers Ltd. and Thoresen Thai Agencies Plc.   1) Jim Dolphin was appointed Chairman effective on May 13, 2021.   Relative TSR Since Jim Dolphin Became Chairman(1)  GNK 78.4%  Proxy Peers 70.0%  S&P500 28.2%  5-Year Relative TSR  GNK 195.4%  Proxy Peers 166.7%  S&P500 85.8%  1-Year Relative TSR  GNK 45.9%  Proxy Peers 30.0%  S&P500 22.7%  3-Year Relative TSR  GNK 78.7%  Proxy Peers 71.4%  S&P500 26.2%  2/22/2024  GNK Q4’23 earnings release  2/22/2024  GNK Q4’23 earnings release  2/22/2024  GNK Q4’23 earnings release  2/22/2024  GNK Q4’23 earnings release

Genco's P/NAV valuation above U.S.-listed peer group average

- Many shipping companies trade at a discount to NAV
- Genco is relentlessly focused on executing our Comprehensive Value Strategy, which we believe will mitigate the discount in the eyes of investors given that Genco has outperformed its peers and the market in historical 1, 3 and 5 year TSRs
- NAV is a backward-looking metric. Given the volatility of asset values, we believe that NAV metrics should be evaluated alongside cash flow and dividend yield to adequately measure company performance

CURRENT SHARE PRICE / NAV[1]


90%
78%
P / NAV
Genco
Peer Average

Source: Company filings, VesselsValue and market data as of 4/30/2024.
Note: U.S. listed peer group consists of Diana Shipping Inc., Golden Ocean Group Limited, Safe Bulkers, Inc., and Star Bulk Carriers Corp.
1) NAV is calculated as the aggregate value of owned ships including newbuild vessels, cash, net working capital, charter adjusted value, less debt outstanding and remaining capital expenditure on newbuild assets.

26

 Genco’s Board Has Long Prioritized Strong Corporate Governance Practices  27

 Genco’s board has long prioritized strong corporate governance practices  28  Genco has a strong and highly qualified board  Directors bring significant experience, skills and diversity that is relevant to Genco’s business and to create shareholder value  Genco’s Board has been open-minded and responsive  Continued to make corporate governance enhancements to investor and ISS feedback  Genco is the shipping industry leader in ESG  Ranked #1 in the Webber Research ESG Scorecard for 3 consecutive years

Genco has a strong, independent and experienced Board

- Each director is highly qualified, active and engaged
- Genco added one new director, Ms. Das, in March 2024 following a comprehensive search

	Shipping-Related Experience					Other Business-Related Experience				
	Drybulk Commodities Relationships	Capital Markets	Commercial / Chartering	Executive Mgmt.	Operations / Technical	Accounting & Finance	Risk Mgmt.	Strategy	Public / Investor Relations	ESG
James Dolphin		✓		✓		✓	✓	✓	✓	
Paramita Das	✓			✓		✓	✓	✓	✓	✓
Basil Mavroleon			✓	✓		✓			✓	
Kathleen Haines		✓	✓	✓		✓	✓	✓	✓	✓
Karin Orsel			✓	✓	✓	✓			✓	✓
Arthur Regan		✓	✓	✓	✓	✓			✓	
John Wobensmith	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Genco prioritizes a Board filled with new perspectives and diverse backgrounds, as demonstrated through its thorough search process which resulted in the appointment of Independent Director Paramita Das

29

 Genco has a strong, independent and experienced Board (con’t)  30  Ms. Das’ appointment follows a comprehensive search process with the assistance of a leading executive search firm that began months before Economou took a stake, from a pool of more than 20 candidates  Paramita Das   Independent Director  Director since 2024  Jim Dolphin Chairman  Director since 2014  Significant global leadership experience   Global head of marketing, development and ESG at Rio Tinto  Deep understanding of the commodities market and Genco’s customer base  Served as Chief Strategy Officer at Consortium of Sumitomo Corporation, Itochu Corporation and UACJ  Currently serves on the Board of Coeur Mining, Inc.  Managing Director and President of AMA Capital, since 2001   Instrumental in developing and refining the Company’s Comprehensive Value Strategy   Strong understanding of cyclical businesses   Has conducted rigorous reviews of capital spending given his experience in shipping and the oil and gas industries  Served companies including BHP, BP, Union Pacific Railroad and the Panama Canal Commission  Genco Board Highlights  Balanced Board with wide-ranging skillsets and essential expertise relevant to Genco  Diverse Board with gender and racial diversity   3 of 7 directors are female (43%)   1 ethnically diverse director  We expect all directors other than our CEO will be independent as of this year’s annual meeting  Established an ESG committee

 Genco is the shipping industry leader in ESG  31  Implementing well-planned and well-executed corporate governance and sustainability initiatives, in responsive to shareholders and ISS feedback   Further strengthened corporate governance based on shareholder engagement + in response to ISS recommendations  Adopted policy prohibiting hedging and pledging of shares   Implemented Human Rights and Safety & Occupational Health Policies  Published an annual Sustainability Report  Increased disclosure around:   Environmental initiatives   Cybersecurity   Board responsibilities   Human rights   Safety & Occupational Health   Ranked #1, out of 64 public shipping companies, in the annual Webber Research ESG Scorecard three years in a row(1)  The only drybulk company listed in the US, committed to full transparency and best-in-class governance practices  All of Genco’s close shipping peers are currently not subject to the SEC reporting requirements for U.S.-based companies and provide limited information on their executive compensation and governance profile  Refined our compensation plan so compensation for the Genco Board and management team is more closely tied to the Company’s performance  Adopted stock ownership guidelines for executives and directors   Genco’s Board and management team have established a record of leadership across our industry based on our performance and our corporate governance  Based on the Webber Research 2023, 2022 and 2021 ESG scorecard. Webber Research ESG Scorecard ranks the public shipping universe on a number of corporate governance metrics , with the goal of identifying both high quality shipping platforms and points of conflict, was first published in 2016, and rebranded in 2019.

 Economou’s Unclear Agenda for Genco & His Track Record   32

 Economou’s track record and unclear agenda  33  The board has evaluated and believes Economou’s suggestions do not create value  We believe Economou’s agenda is NOT in the best interest of our shareholders   We believe Genco shareholders should be concerned with Economou’s record   Genco has tried to engage with Economou, his ideas and his nominees since day one

We believe Economou demonstrated NO willingness for meaningful engagement

- He did not begin interacting with Genco through any constructive dialogue regarding any proposal[1]
- Instead, he first requested a director questionnaire through counsel without revealing his identity, only revealed himself through publicly filing a Schedule 13D, and submitted a board nomination notice[1]
- He later proposed that Genco initiate a stock buyback program without providing any supportive analysis of his own despite repeated requests from us[1]
- We discussed with him our buyback analysis and strategic priorities, and he then quickly flip-flopped to a tender offer at a premium[1]
- He indicated he's a seller at 100% NAV[2] and later sold shares after our stock reached $21[3]

Genco Board and management sought to engage constructively and gave his suggestions full consideration with assistance from an external financial advisor



1) See Economou's definitive proxy statement, pp. 8-10, at https://www.sec.gov/Archives/edgar/data/1326200/000110465924048392/tm2412105d1_defc14a.htm.
2) Per a discussion between Economou and members of our board.
3) See Economou's definitive proxy statement, p. A-3, at https://www.sec.gov/Archives/edgar/data/1326200/000110465924048392/tm2412105d1_defc14a.htm.

34

Genco evaluated Economou's suggestions and concluded they are not in the best interest of shareholders

The Board and management team with an external financial advisor reviewed Economou's suggestions to repurchase shares, sell vessels and pursue a $100 million tender offer at a significant premium

- The comprehensive review included an analysis of **52 buyback programs among the U.S-listed peers** and **133 buyback executions** separately over the last eight years
  - Share price of shipping peers without buyback programs outperformed the announcer of a buyback program at T+60 and T+90 from announcement
  - Overall, **buyback programs do not appear to have a conclusive or material impact on future share price performance**, as shipping equities are strongly correlated to the underlying shipping market data drivers
- The review also included an analysis of **17 tender offer transactions** since 2017 which indicate a median tender offer to an unaffected price premium of ~9.8%
  - The **proposed tender is at a ~12% premium to Genco's share price at the time of the proposal**, ~1.2x the premium offered in other shipping tender offer precedents

Share Price vs. Day Rate Performance at T+30 from Buyback Announcement



100%
80%
60%
40%
20%
(20%)
(40%)
(60%)
(70%)
(50%)
(30%)
(10%)
10%
30%
50%
70%
66% of observations
Day Rate Performance at T+30
Price Performance at T+30

The Board concluded that pursuing a share repurchase or a tender offer is not in best interest of shareholders. The analysis showed that **purchasing new vessels for fleet optimization can create more long-term value for shareholders** than a self-tender offer

35

 Evaluation of buyback and tender offer impact on share price  Historical share buyback program and tender offer analysis does not establish that buybacks or tender offers lead to long term share price performance improvement  Share Price Performance Post-Tender Announcement  Tender offer premium not sustained throughout the tender period  Tender offer premium is not an indication of future performance  Sources: Clarksons Shipping Intelligence, public filings, Capital IQ.  Tender Offer Analysis  Share Buyback Analysis  Share Price Performance at T+60  Share Price Performance at T+90  NAV impact: limited NAV accretion while materially increasing net leverage hinders Genco’s future optionality  Share price impact: muted impact on share price with no evidence of long-term shareholder value creation, as shipping equities are highly correlated to the underlying shipping markets  Repurchase Timing: Current asset values at historically high levels coupled with Genco’s current trading levels relative to NAV, make repurchases a less desirable capital allocation option  Additional Takeaways  Tender offer effectiveness is inconclusive based on relative peer performance, while overall risk increases due to increasing debt levels  Peers without buybacks outperform peers with buyback programs  36

 We believe Economou’s proposal can materially hinder Genco’s value proposition  37  Units  Genco Status Quo  Genco Post Economou’s $100m Tender Offer at $23/share  Genco Post $100m Share Buyback Program at $21/share  Significantly increases Genco’s net debt  Net Debt(1)  $m  $87  $187   $187   Net Loan-to-Value(1)  %  8%  17%  17%  Reduces Genco’s market capitalization and trading float  Market Capitalization(2)  $m  $941  $848   $839   Trading float change  %  -  (10%)  (11%)  Reduces available liquidity for opportunistic fleet growth  Undrawn Revolver(3)  $m  $300   $200   $200   Incremental cash flow breakeven  Cash breakeven(4)  $/day  $-  $500   $500  Sources: FactSet, VesselsValue.  Net LTV is based on VesselsValue.com estimates from April 2024 and cash and debt balances as of Dec 31, 2023.  Market capitalization based on 44.1m shares in Status Quo. Tender scenario assumes retirement of ~4.4m shares based on $100m tender at $23.00/share. Buyback scenario assumes retirement of ~4.4m shares based on $100m of share buybacks at $21.00/share.  Available liquidity based on $200m debt outstanding and total revolver capacity of $500m.  Represents increase in cash breakeven per day resulting from additional debt compared to status quo.

Economou is a competitor and we believe he is NOT a typical investor

George Economou is a drybulk competitor of the Company[1] and we believe he brings with him a record of related party transactions and poor corporate governance that benefitted him at the expense of other shareholders

Has a reputation of pursuing his own interests regardless of cost to others

- About the Alpha bond offering: **"At the end of the day this deal will make Economou a richer man. And yes, it has been at the expense of the high-yield market."** said one analyst[2]
- About how he acted at DryShips: **"I believe he runs DryShips as if it's his own private company,"** says Steven Abernathy, who heads a New York hedge fund that recently dumped its DryShips holdings. "I am not going to be part of anything where a chief executive is self-dealing."[3]
- From DryShips' own disclosures: **"The interests of our Chairman and Chief Executive Officer may be different from your interests."**[4]
- His privately owned TMS Tankers was named among the **"international sponsors of war"** for transporting Russia's crude and fuel since the invasion of Ukraine[5]

Economou is a shipping industry participant seeking influence and pursuing an agenda at four shipping companies at once, including Genco

Launched a hostile tender offer at one (Performance Shipping)

Has not made his ultimate intention for Genco clear

Permission to use quotes was neither sought nor obtained.

1) Based on conversations between George Economou and members of our Board. See also TradeWinds, "Economou strikes again to lift newbuilding tally to 40," by Irene Ang, December 13, 2023 at https://www.tradewindsnews.com/tankers/economou-strikes-again-to-lift-newbuilding-tally-to-40/2-1-1570434 ("He is said to have ordered . . . four Kamsarmax bulk carriers.") and TradeWinds, "Economou's TMS Dry stacks orderbook with midsize bulk carrier newbuildings," by Irene Ang, July 28, 2023 at https://www.tradewindsnews.com/bulkers/economou-s-tms-dry-stacks-orderbook-with-midsize-bulk-carrier-newbuildings/2-1-1492558.
2) TradeWinds, "Economou to Claim the Spoils of Alpha.", by Liz Shuker Stamford, July 16, 1999 at https://www.tradewindsnews.com/weekly/economou-to-claim-the-spoils-of-alpha/1-1-156488
3) Forbes, "Curious George," by Nathan Vardi, February 8, 2008 at https://www.forbes.com/forbes/2008/0225/095.html?sh=71431d7b47f8
4) Form 20-F of DryShips Inc. for the year ended December 31, 2016, filed with the SEC on March 1, 2019, at https://www.sec.gov/Archives/edgar/data/1308858/000091957419002125/d8124519_20-f.htm
5) The Wall Street Journal, "The 'Bad Boy' of Shipping Cashes In on Russian Oil", By Joe Wallace and Costas Paris, 4 May 2023 at https://www.wsj.com/articles/the-bad-boy-of-shipping-cashes-in-on-russian-oil-4668c238

38

We believe Economou's track record shows related party transactions, sharp declines in investor value, and a disregard of good governance

ALPHA SHIPPING PLC

VALUE OF A $100 INVESTMENT IN ALPHA SHIPPING


$100
Decrease of 63%
in <1 year
$37
Initial Investment in debt in 1998
Value following restructuring in 1999

Lost Bondholder Value

A month after Economou established Alpha Shipping in 1998, as the holding company for DryTank, Economou's first shipping company, Alpha Shipping issued $175 million of bonds.[(1)]

Within months, the bonds were downgraded, and the company defaulted on an $8.4 million interest payment.

In a restructuring a year later, bondholders would receive equity in a new company in exchange for their bonds, and Economou obtained the exclusive right to buy back Alpha Shipping's 26-ship fleet for $64.75 million (37% of the principal amount of the bonds) which would be returned to the new company's investors. Industry sources said Economou could sell the fleet at a profit.[(2)]

1) Lloyd's List, "Collision of Interests," December 15, 2008 at https://lloydslist.com/LL086367/Collision-of-interests
2) Forbes, "Curious George," by Nathan Vardi, February 8, 2008 at https://www.forbes.com/forbes/2008/0225/095.html?sh=65d571147f86, and Lloyd's List, "Collision of Interests," 15 December 2008 at https://lloydslist.com/LL086367/Collision-of-interests, and TradeWinds, "Economou to Claim the Spoils of Alpha" by Liz Shuker Stamford, 16 July 1999 at https://www.tradewindsnews.com/weekly/economou-to-claim-the-spoils-of-alpha/1-1-156488.

39

 DRYSHIPS INC.  IPO in 2005, taken private by Economou in 2019  We believe Economou’s track record shows related party transactions, sharp declines in investor value, and a disregard of good governance (cont’d)  40  Economou took his ownership stake in DryShips from 0.01% in March 2017 to 83% of the stock less than two years later through large-scale, highly dilutive equity offerings and related party transactions that resulted in a complete washout of shareholder value and gave control of DryShips to Economou without other shareholders receiving any control premium. (1)  Taking Control of DryShips Without Paying a Premium  Related Party Transactions  Taking DryShips Private at a Discount  In 2019, Economou took DryShips private at a share price that was approximately 21% below net asset value calculated by DryShips’ financial advisor.(9)  While Economou was its CEO, DryShips purchased nine Capesize vessels from Economou-affiliated private entities and third party sellers for $1.17 billion, near all-time high asset value levels in October 2008.(2) This occurred after the onset of the global financial crisis of 2007-2008 and an approximately 60% decline in Capesize freight rates in September 2008.(3) Subsequently, the transaction was canceled for consideration of DryShips’ warrants issued to the Economou-affiliated entities and DryShips’ shares issued to the third party sellers, diluting shareholders.(4)  In 2015, DryShips initiated a spin-off of Tankships Investment Holdings into a separate company. According to the prospectus, Tankships would pay fees to two other Economou entities.(5) DryShips ultimately abandoned that plan, instead selling ships directly to Economou himself.(6)   DryShips also entered into management agreements with Economou-controlled entities, Cardiff Marine and later TMS Bulkers(7) that included substantial fees, payments for monitoring controls, financing and advisory commissions, and discretionary performance payments. DryShips’ financial advisor noted that “costs in the agreements are higher than other drybulk public companies with a potential NPV impact of $0.58 to $0.88 per share.” The termination fee alone represented a reduction of approximately 9% in the net asset value of the company as calculated by its financial advisor at the time.(8)  Form 20-F of DryShips Inc. for the year ended December 31, 2016, p. 128, filed with the SEC on March 13, 2027 at https://www.sec.gov/Archives/edgar/data/1308858/000091957417002663/d7424585_20-f.htm, (reporting Economou’s 0.01% beneficial ownership of DryShips); Schedule 13D of SPII Holdings Inc., Sierra Investments Inc., Mountain Investments Inc., and George Economou filed with the SEC on September 5, 2017 at https://www.sec.gov/Archives/edgar/data/1308858/000091957417006592/d7628587_13-d.htm (reporting Economou’s 53.5% beneficial ownership of Dryships after a private placement; Amendment No. 1 to Schedule 13D of SPII Holdings Inc., Sierra Investments Inc., Mountain Investments Inc., and George Economou filed with the SEC on October 6, 2017 at https://www.sec.gov/Archives/edgar/data/1308858/000091957417007140/d7674066_13d-a.htm (reporting Economou’s 69.5% ownership following a rights offering).  Form 6-K filed by DryShips, Inc. on October 6, 2008 at https://www.sec.gov/Archives/edgar/data/1308858/000131786108000342/f100608adrys6k.htm.  Based on data from Clarksons Research Services Limited.  Form 20-F of Dryships Inc. for the year ended December 31, 2008, p. 47, at https://www.sec.gov/Archives/edgar/data/1308858/000119312509066364/d20f.htm.  Form F-1 Registration Statement of Tankships Investment Holdings Inc., p. 37, at https://www.sec.gov/Archives/edgar/data/1627482/000119312515016272/d836806df1.htm.  TradeWinds, “George Economou in league of his own,” by Gillian Whittaker Athens, November 5, 2015 at https://www.tradewindsnews.com/weekly/george-economou-in-league-of-his-own/1-1-376048 , and TradeWinds, “Economou buys from DryShips,” by Eric Martin, 30 March 2015 at https://www.tradewindsnews.com/tankers/economou-buys-from-dryships/1-1-357081 and “Dryships Announces Agreements to Sell Its Tanker Fleet,” issued by DryShips, Inc. on March 30, 2015 at https://www.globenewswire.com/news-release/2015/03/30/1257863/0/en/DryShips-Inc-Announces-Agreements-to-Sell-Its-Tanker-Fleet.html.  https://www.sec.gov/Archives/edgar/data/1308858/000091957416014489/R10.htm Form 20-F of DryShips, Inc. for the year ended December 31, 2012, filed with the SEC on March 22, 2013 at https://www.sec.gov/Archives/edgar/data/1308858/000091957413002527/d1368326_20-f.htm.  Presentation materials prepared by Evercore Group L.L.C., dated August 18, 2019, for the Special Committee of the Board of Directors of DryShips Inc., pp. 7 and 35, at https://www.sec.gov/Archives/edgar/data/1308858/000114420419043847/tv528973_exc6.htm.  Presentation materials prepared by Evercore Group L.L.C., dated August 18, 2019, for the Special Committee of the Board of Directors of DryShips Inc. p. 35 at https://www.sec.gov/Archives/edgar/data/1308858/000114420419043847/tv528973_exc6.htm.

 Share price performance – GNK vs DRYS  41  +124%  -100%  DRYS $/share, reflective of impact of reverse stock splits and offerings  GNK $/share  GNK VS DRYS PERFORMANCE – OCT 2016 TO OCT 2019 (DRYS TAKEN PRIVATE)

 OCEAN RIG UDW  DryShips acquired 98% in 2008, taken public through partial spin off in 2011  Loss of Shareholder Value in Ocean Rig  When Economou was Chairman and CEO of DryShips, the company acquired a controlling interest in Ocean Rig, an offshore deepwater drilling services company unrelated to DryShips’ core business. Ocean Rig conducted a series of equity offerings between 2011 and 2017 to pay down the debt it owed to DryShips, significantly diluting existing shareholders.1 With Ocean Rig stock declining in value, DryShips also conducted a series of highly dilutive equity raises. Economou was also Chairman and CEO of Ocean Rig at the time.2   Ocean Rig filed for bankruptcy in 2017. At the completion of the process, some common shares of the reorganized entity were issued to an Economou-controlled entity, as well as an agreement to provide an annual fee to the Economou entity of up to $15.5 million plus 1% of all earnings under existing and future drilling contracts.3 The equity of other Ocean Rig shareholders was wiped out.4  We believe Economou’s track record shows related party transactions, sharp declines in investor value, and a disregard of good governance (cont’d)  42  1) “OCEAN RIG UDW INC. ANNOUNCES PUBLIC OFFERING OF ITS SHARES BY DRYSHIPS INC” issued by Ocean Rig on April 9, 2012 at http://cdn.capitallink.com/files/docs/companies/ocean_rig/press/2012/oceanrig040912a.pdf and ”Ocean Rig UDW Inc. Announces Public Offering of Its Shares by DryShips Inc.” issued by Ocean Rig on February 11, 2013 at http://cdn.capitallink.com/files/docs/companies/ocean_rig/press/2013/oceanrig021113.pdf “Ocean Rig UDW Inc. Announces Offering of Common Stock” issued by Ocean Rig on June 2, 2015 at http://cdn.capitallink.com/files/docs/companies/ocean_rig/press/2015/oceanrig060215.pdf and “Ocean Rig UDW Inc. Announces the Completion of Its Restructuring and the Occurrence of the Restructuring Effective Date” issued by Ocean Rig on September 22, 2017 at https://www.globenewswire.com/news-release/2017/09/22/1258740/0/en/Ocean-Rig-UDW-Inc-Announces-the-Completion-of-Its-Restructuring-and-the-Occurrence-of-the-Restructuring-Effective-Date.html  2) Economou has served as CEO of DryShips since he founded the company in 2005 through October 11, 2019 when Economou took the company private (“DryShips Inc. Announces Completion of Acquisition by SPII Holding Inc.” issued by DryShips on October 11, 2019 at https://www.globenewswire.com/news-release/2019/10/11/1928554/0/en/DryShips-Inc-Announces-Completion-of-Acquisition-by-SPII-Holding-Inc.html). Economou served as CEO of OceanRig from July 14, 2008, when DryShips acquired OceanRig (”DryShips Inc. Completes Acquisition of Ocean Rig ASA” issued by DryShips on July 14, 2008 at https://www.globenewswire.com/zi/news-release/2008/07/14/1259360/0/en/DryShips-Inc-Completes-Acquisition-of-Ocean-Rig-ASA.html) until December 29, 2017 (“Ocean Rig UDW Inc. Announces Management Changes” issued by Ocean Rig on December 29, 2017 at https://www.globenewswire.com/news-release/2017/12/29/1276747/0/en/Ocean-Rig-UDW-Inc-Announces-Management-Changes.html).  3) https://www.sec.gov/Archives/edgar/data/1447382/000091957417007215/d7671684_f-1a.htm   4) Ocean Rig UDW Inc. Announces That U.S. Bankruptcy Court Has Issued an Order Giving Full Force and Effect in the United States to Cayman Islands Schemes of Arrangement” issued by Ocean Rig on September 20, 2017 at https://www.globenewswire.com/news-release/2017/09/20/1258739/0/en/Ocean-Rig-UDW-Inc-Announces-That-U-S-Bankruptcy-Court-Has-Issued-an-Order-Giving-Full-Force-and-Effect-in-the-United-States-to-Cayman-Islands-Schemes-of-Arrangement.html and Form F-1/A filed October 10, 2017 at https://www.sec.gov/Archives/edgar/data/1447382/000091957417007215/d7671684_f-1a.htm

 Example of related party transaction at the expense of shareholders  43  Siphoning millions of dollars from the public vehicle of DryShips to Economou controlled private entities through the following related party arrangements  Key Terms from DryShips Management Agreement with TMS Bulkers and TMS Offshore Services, Economou’s private entities, dated as of December 9, 2016(1)  Key Terms  Management Fees  Base fee: $1m per month  For up to 20 vessels or $1,643 per day, decreasing to $1,500 per day thereafter  Financial advisor to the special committee noted that costs in the agreements are higher than other drybulk public companies during the take private transaction  Commissions on charter hire  1.25%  Sale & Purchase Fee  1% of the purchase price, incremental to standard broker commissions  Financial & advisory commission  0.5%  2016 performance fee  $6m  One-time set up fee for executing the agreement  $2m  Discretionary performance fee  Up to $20m in cash or stock  Termination fee  $50m  At the time of the take private transaction, the advisor to the special committee estimated that terminating the agreement would create a cost of $0.58/share, or a ~9% impact to NAV(2)  Termination payment on change of control  Payment is not less than the fees for a period of 36 months and not more than a period of 48 months  Duration  10 years  1) Form 20-F of DryShips, Inc. for the year ended December 31, 2012, filed with the SEC on March 22, 2013 at https://www.sec.gov/Archives/edgar/data/1308858/000091957413002527/d1368326_20-f.htm  2) Presentation materials prepared by Evercore Group L.L.C., dated August 18, 2019, for the Special Committee of the Board of Directors of DryShips Inc., pp. 7 and 35, at https://www.sec.gov/Archives/edgar/data/1308858/000114420419043847/tv528973_exc6.htm

 The Board Believes Pons Would Not Be Additive to Our Already Strong, Focused And Experienced Board  44

 Board concluded Pons is not additive to Genco Board  45  See facts on the following slides that support the view of Genco’s Board  We believe Pons has shown poor judgment in his associations  We believe Pons’ history on boards is one of related party transactions and missteps  Companies underperformed during Pons’ tenure   We believe Pons does not have experience in industries relevant to Genco’s business

 We believe Pons is not additive to Genco’s board  46  Pons has mainly served on the boards of micro or nano-cap companies in the technology sector  Most companies whose boards Pons has served on declined in value or underperformed the S&P 500 during his tenure  Pons has no experience at companies in:    Shipping   Commodities   Cyclical businesses   Any industries relevant to Genco’s business   The Genco Board unanimously concluded that Pons would not be additive to our already strong, focused and experienced Board

 We believe Pons has demonstrated poor judgement in his associations   47  GARY SINGER  Charged with racketeering, conspiracy, money laundering, and fraud related to insider trading in junk bonds in 1992(1)  Convicted on 21 felony counts; sentenced to 28 months in prison(2)  Permanently banned by the SEC from acting as an officer or director of a public company(3)  Gary Singer’s wife and son have since represented the Singer family in their investments  MURCHINSON AND BISTRICER  The SEC brought charges against Murchinson and Bistricer in 2021 over violations of short sale regulations(4)  Settled agreeing to disgorge $7m and pay $875K in civil penalties  Bistricer is currently a defendant in a pending Ontario Securities Commission (“OSC”) proceeding involving what the OSC has alleged to be an “illegal and abusive short selling scheme,” where the OSC asked the court to: (5)  Have Bistricer immediately resign from any director or officer positions  Prohibit him from any future such appointments  Permanently ban him from acting as investment fund manager  Terminate his Ontario securities law registration  Cease his trading in any securities or derivatives  Permanently ban him from acquiring any securities  In his interview with Genco’s Nom. & Gov. committee, Pons stated that “George’s partner” Bistricer had introduced him to Economou  Part of a dissident slate put forth by Murchinson in an unsuccessful proxy fight in 2023  Most of the Boards that Pons served on were at companies in which the family of Gary Singer invested, and he served as the Singers’ designee on multiple occasions  See Reference A on slide 71 for list of sources.

 We believe Pons’ history on boards is one of related party transactions and missteps  48  Related Party transactions (Arbinet Corporation, Concurrent Computer(1))   Transactions benefiting Singers while serving as their board designee or otherwise when they held substantial stock  Companies delisted or sold substantial assets (SmartServ Online, LiveWire Mobile, Primus Telecommunications Group, Concurrent Computer(1))  Failed to consummate agreed business combinations (SeaChange International)  Auditor refused to stand for re-election (CCUR Holdings)  Significant reverse stock splits (Concurrent Computer(1), LiveWire Mobile, Arbinet Corporation)  Investment in a Ponzi scheme which resulted in significant loss (Concurrent Computer(1))  Promptly implemented the Singer agenda to declare a substantial special dividend upon joining the Board (MRV Communications)  See further details for each company on page 66 – 68.  1) Concurrent Computer was renamed to CCUR in 2018.

 Companies where Pons served as a director underperformed or declined in value during his tenure  Source: FactSet.   Note: Certain companies on whose Boards Pons was a director were renamed or otherwise are successors to other companies. These consists of Primus Telecommunications Group, Inc., PTGI Holdings Inc., and HC2 Holdings, Inc.; Concurrent Computer Corp. and CCUR Holdings, Inc.; Novatel Wireless, Inc. and Inseego Corp.  49

 SETTING THE RECORDSTRAIGHT  50

 Do NOT let Economou’s claims mislead you  51  Jim Dolphin has little alignment with shareholders  Genco has instituted stock ownership guidelines to align all director interests with shareholders  Mr. Dolphin holds restricted stock units worth more than $2 million   Genco is undervalued  Our good faith efforts have been ignored  Genco’s Board thoroughly reviewed every proposal put forth from Economou, from the buy-back to the flip-flop to a tender offer at a premium with its advisors  Capital allocation has been a top focus of the Board for years and has been a subject of regular review  Genco’s trading in line with its closest U.S.-listed shipping peers based on P / NAV  Genco’s TSR outperforms peers on a 1, 3, and 5-year basis  ECONOMOU’S CLAIMS  GENCO’S ACTIONS

 Do NOT let Economou’s claims mislead you (cont’d)  52  A new independent voice is imperative, and Pons would be additive  The Board already appointed a new independent voice with its addition of Paramita Das in March 2024  Ms. Das brings deep commodities industry experience and a new perspective to the Board  The Board has failed to articulate a credible alternative use for excess cash  Genco has consistently articulated its value strategy since its implementation in 2021  Genco has been successfully executing its strategy to sustain dividends, repay debt, and invest in vessels as per our long-term value strategy   While Economou baselessly references the Company’s “excess cash” in his materials, our Board prudently manages our cash position with the goal of paying sustainable dividends. Implementing Economou’s suggestions would require increasing our debt or selling assets  ECONOMOU’S CLAIMS  GENCO’S ACTIONS

 Do NOT let Economou’s claims mislead you (cont’d)  53  Ms. Das’ appointment follows a comprehensive search process with the assistance of a leading executive search firm that began mid-last year, well before Economou’s involvement   No member of the board had ever known of Ms. Das before her name surfaced  The appointment of Ms. Das was only taken in reaction to our public involvement  ECONOMOU’S CLAIMS  GENCO’S ACTIONS  A subsidiary of Ms. Das’ most recent employer, Rio Tinto, was listed as Genco’s top customer for vessel charters, accounting for 16.1% of voyage revenues in 2023  Ms. Das does not work for the key customer anymore, though her experience with the customer and the commodities industry add value for our board  Ms. Das has a deep understanding of our customer base and is exactly what we were looking for in a board candidate

 VOTE FOR GENCO  54

 Vote FOR Genco  55  Genco Is Executing its Clear Strategy Designed to Drive Value Through Volatile Drybulk Cycles  Genco Has Made Significant Progress on its Comprehensive Value Strategy, Outperforming the Market and Peers   Genco Has a Highly Qualified and Engaged Board Overseeing Sustainable, Long-Term Value Creation  Genco Has Industry-Leading Corporate Governance Standards  George Economou’s Unclear Agenda for Genco & His Track Record   The Board Has Concluded that Economou’s Suggestions Are NOT in the Best Interest of All Shareholders  The Board Believes Pons is NOT Additive to Genco’s Board   Vote FOR Genco’s Board of Directors Nominees  Genco is poised to drive sustainable long-term value   Vote FOR Genco’s Board of Directors Nominees

 APPENDIX  56

Global drybulk trade and key routes

~90% of global trade is carried by the international shipping industry – Genco's global footprint maximizes revenue generation by capturing market trends in real-time



Copenhagen
Commercial
Operations
Minor Bulk focus
U.S. Headquarters
Corporate strategy
Finance/accounting
Commercial
Technical
Operations
Singapore
Commercial
Operations
Capesize focus
Iron Ore
Coal
Grain
Minor Bulks

57

Source: Clarksons Research Services Limited 2024

 Thoughtful asset acquisition is critical to long-term sustainability  58  Capital intensive industry with a need for fleet renewal requires prudent stewardship  Capesize Bulkers  Ultramax Bulkers  Asset Values  Day Rates (Spot / 1YR Timecharter)  Asset Values  Day Rates (Spot / 1YR Timecharter)  Last 10 Yrs  Spot  1YR TC  Average  16,139  16,085  Median  14,065  14,888  Min  2,166  5,400  Max  64,669  30,900  Last 10 Yrs  Spot  1YR TC  Average  12,418  12,217  Median  10,270  10,975  Min  2,800  4,875  Max  38,018  29,000  Last 10 Yrs  5Yr  10Yr  Average  38.4  25.4  Median  35.8  24.3  Min  23.0  12.0  Max  63.5  45.0  Last 10 Yrs  5Yr  10Yr  Average  22.0  15.0  Median  20.8  13.8  Min  12.0  6.0  Max  35.0  27.5  Source: Clarksons Research Services Limited.

 Low financial leverage through voluntary debt repayments  59  Paid down>$300m to Q3 2023  New $500m revolving credit facility increases flexibility to:  Continue to voluntarily repay debt  Opportunistically drawing down capital  w/o losing borrowing capacity  Draw for 2 xCapesize acquisitions

Evaluation of buyback program impact on share price

Share price performance of shipping equities is strongly correlated to underlying shipping markets with no definitive evidence that buyback programs are an effective tool for long-term shareholder value creation

Analysis Overview

- Our Board and management team, together with its financial advisors, thoroughly reviewed Economou's informal request of a share repurchase.
- Analysis included comprehensive review of last eight years of buybacks in shipping industry
- Included 52 buyback programs and 133 buyback executions separately

Impact on Share Price

- Over the last seven years, there have been 52 buyback program announcements among the U.S.-listed peers
- Approximately 53% were initiated in the last two years during a cyclically-robust day rate environment, where companies commenced a re-evaluation of capital allocation policies due to excess cash flow generation
- Overall, buyback programs do not appear to have a conclusive or material impact on future share price performance, as shipping equities are strongly correlated to the underlying shipping market data drivers (e.g. rates)
- **Buyback observations produced a muted impact in share price (3.9% at T+30) as day rates appear to be the underlying driver of performance – in 133 observations over seven years, 66% of future share price development followed the direction of underlying asset day rate movement, with a number of outliers in either direction**

Share Price vs. Day Rate Performance at T+30 from Buyback Announcement


100%
80%
60%
40%
20%
(20%)
(40%)
(60%)
(70%)
(50%)
(30%)
(10%)
10%
30%
50%
70%
66% of observations
Day Rate Performance at T+30
Price Performance at T+30

Sources: Clarksons Shipping Intelligence, public filings, Capital IQ.

60

 Dry bulk asset values are currently in the 4th quartile  61  Given the narrow P/NAV discount, share repurchases would imply acquiring Genco’s ships are at a historically high price  Index  Drybulk values are currently in the 4th quartile, making share repurchases and fleet acquisitions less desirable  Secondhand Drybulk Index  Sources: Clarksons Shipping Intelligence Limited.

 Net Asset Value accretion / dilution  62  George Economou’s $100m tender offer proposal at $23.00 per share would only add 0.3% in NAV accretion while doubling net debt  Genco’s NAV Build  Balance Sheet As of 12/31/23  Genco  Impact of Repurchases (at $23/share)  Genco Pro Forma  Assets  Cash  $46.9  $46.5  Fleet Value  1,106.7  1,106.7  Agreed Asset Sales  65.4  65.4  Net Working Capital  22.3  22.3  Liabilities  Debt Outstanding  (200.0)  (100.0)  (300.0)  Net Asset Value  $1,041.6  ($100.0)  $941.6  Shares Outstanding  44.1  (4.3)  39.8  NAV / Share  $23.62  $23.69  % Change in NAV  0.3%  Loan-to-Value  18%  27%  Net Loan-to-Value  8%  17%  Sources: Genco management, Clarksons Shipping Intelligence, public filings, VesselsValues.  Illustrative sensitivity analysis of share repurchases at various levels, including $23/share as suggested by George Economou  Overall, for share repurchases to have meaningful accretion they need to be in large scale and thus lead to increased leverage levels  Asset value volatility can have a significant impact on leverage levers, while simultaneously increased cash breakeven levels from incremental debt interest and amortization  Proposed tender offer price by Economou

 Share Price ($)  Source: Company filings. Capital IQ.  Figure represents equity value at 100%. Non-affiliated shareholders received ~$76m for their ~17% stake.  DRYS share count and George Economou’s ownership evolution since August 2017  Date  Event  Event Description  $ Amount  Issued / Repurchased Share Price  Shares Issued / (Repurchased)  Total Shares Outstanding  Economou Ownership  SB  # Shares  % Total  Pre-Aug ’17  Pre-private Placement  Raised over $600m in a series of dilutive equity offerings between 2016 and mid-2017, while it completed 8 reverse splits during the same period  na  na  31.5  -  0.0%  Aug 4, ’17  Private Placement  DRYS announces an in-kind private placement to George Economou  $100m  $2.75  36.4  67.9   36.4  53.5%  Oct 4, ’17  Rights Offering  Public rights offering, at a price of $2.75 per share ($100 million), with 99% of shares purchased by George Economou  $100m  $2.75  36.4   104.3  72.4  69.5%  Feb 7, ’18  Buyback Program 1  DRYS utilizes the full $50m program and repurchases $50.2 million of shares  $50.2m  $4.65  (10.8)   93.5  72.4  77.4%  Oct 29, ’18  Buyback Program 2  DRYS authorized a second $50m repurchase program of which $37.3 million was utilized  $37.3m  $5.72  (6.5)  87.0  72.4  83.2%  Aug 19, ’19  Take-Private  Take private by George Economou  $456.7m(1)  $5.25  na  87.0  87.0  100%  Share Price ($)  Raised over $600m from 2016 to mid-2017, with share price declining ~99.9%  Summary  DryShips raised over ~$600m in a series of dilutive equity offerings between 2016 and mid-2017, with the share price declining 99.9%  During the period, the company executed eight reverse splits, with the final split completed in July 2017 after the last equity raise  Therefore, in August and October 2017, DryShips raised $200m in two separate transactions from George Economou (in-kind private placement and backstopped rights offering), resulting in an ownership stake of ~70%  During the period of February 2018 – February 2019, DryShips completed ~$88m in stock repurchases at a weighted average price of $5.05 per share, while Economou’s stake increased to ~83% (due to the share count reduction)  In October 2019, DryShips was taken private by Economou at a price of $5.25 per share for the remaining stake not yet accumulated, representing a 21% discount to NAV  DryShips Inc. case study  63

DryShips Inc. case study (cont'd)


Share Price ($)
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Aug 2017: Following a series of dilutive public offerings, DRYS announces a private placement to George Economou and a public rights offering, each up to 36.4 million shares at a price of $2.75 per share ($100 million)
Oct 2017: The rights offering closes fully-subscribed, with ~99% of shares purchased by George Economou
Feb 2018: DRYS announces a $50 million share repurchase program
Mar – Oct 2018: DRYS utilizes the full program and repurchases $50.2 million of shares. A second $50 million repurchase program is announced at the end of October
Jan – Feb 2019: DRYS repurchases $37.3 million of shares under the new program
Jun 2019: DRYS announces receipt of a take-private proposal from Economou's company SPII Holdings
Aug 2019: DRYS announces the definitive agreement to be acquired by SPII Holdings, which concludes in October 2019
Jul 2017
Oct 2017
Jan 2018
Apr 2018
Jul 2018
Oct 2018
Jan 2019
Apr 2019
Jul 2019
DRYS Share Price

Source: Company filings. Capital IQ.
(1) Figure represents equity value at 100%. Non-affiliated shareholders received ~$76m for their ~17% stake.

64

 We believe Pons’ history on boards is one of related party transactions and missteps (cont’d)  65  LiveWire Mobile, Inc. (renamed Live Microsystems, Inc.) – 2008 to 2014  Designee of Singer and its related investment entities (“Singers”) with ~25% stake through a settlement (Dec ’08)(1,2)  Company delisted from NASDAQ and was deregistered from the SEC (Apr ’09)(3)  Conducted a 1-for-10 reverse stock split (Dec ’09)(4)  Arbinet Corporation – 2009 to 2011  Joined the Board when Karen Singer was a material shareholder (Apr ‘09)(5,6)  Conducted a 1-for-4 reverse stock split; and entered into an amended stock ownership agreement with Singers (Jun ’10)(7)  Acquired by Primus Telecommunications Group, of which the Singers owned ~10% (Feb ’11) (8,9)  Immediately before the sale closed, Arbinet sold intellectual property to a Singer-controlled entity which was later licensed to Primus on a royalty-free, perpetual basis (Feb ’11) (10)  Primus Telecommunications Group Inc. (renamed PTGI Holdings, Inc., HC2 Holdings, Inc., and Innovate Corp.) – 2011 to 2013  Joined the Board when Karen Singer was a material shareholder (Sep ‘11)(11,12)  Explored strategic alternatives (Oct ‘11) (13)  Sold numerous assets (Jul ‘13) (14,15,16)  Note: See Reference B on slides 72 – 73 for notation of sources.

 We believe Pons’ history on boards is one of related party transactions and missteps (cont’d)  66  MRV Communications, Inc. – 2011 to 2017  Singers (5.3% stake) called for a payment of a special dividend up to $120mm (Jun ‘11)(17,18)  Pons joined the Board upon the recommendation of the Singers (Oct ‘11)(19)  MRV announced dividends of $75mm in Oct ’11, and $58mm through 2012(20,21)  Concurrent Computer Corp. (renamed CCUR Holdings) – 2012 to 2018 and 2020-2021  Appointed as part of a settlement agreement between the Singers (12% stake) and the company (Jul ’12) )(22,23)  Incurred significant loss in FY’16 due in part to an increased “income tax provision” noting it faced a potential loss of some or all of its deferred tax assets (24)  Deloitte declined to stand for reappointment as the company’s auditor (Jan ’18) (25)  Entered a letter of intent for a loan to SeaChange International, a related party, where Pons and Julian Singer were directors (Jul ’20) (26)  Amended management agreement with Julian Singer (Jan ’21) (27)  Invested in an aircraft financing Ponzi scheme connected to drug traffickers that led to a loss of $13.8mm (Jan ’21) (28)   Conducted 1-for-3000 reverse stock split and delisted (Apr ’21) (29)  Note: See Reference B on slides 72– 73 for notation of sources.

 We believe Pons’ history on boards is one of related party transactions and missteps (cont’d)  67  SeaChange International, Inc. – 2019 – 2022  Joined under a cooperation agreement between a Singer family entity (20% stake) and the company (Feb ’19)(30)  Then-CEO abruptly resigned protesting the unfair nature of the corporate agreement with Singers to other large shareholders, including Neuberger Berman (Feb ’19)(31)  Co. added Julian Singer to the Board while Pons was the Chairman (Jul ’20)(32,33)  Announced reverse merger with Triller Hold Co. (Dec ’21) (34)  The deal was mutually terminated by Triller and SeaChange stock fell 31% on the news (Jun ’22) (35,36)  Karen Singer called to remove Pons, claiming he “oversaw a massive reduction in revenue, … led to the destruction of shareholder value, all while compensating himself generously as both chairman and Interim CEO” (Jul ’22) (37,38)  Note: See Reference B on slides 72 – 73 for notation of sources.

Pons has mostly served on the boards of nano-cap technology companies, representing the Singers in many of them

Company Name *During Pons Tenure*	Business Description	Market Cap ($M) (When Joined)	Date Joined Board	Date Left Board	Singers Invested in Entity
SmartServ Online, Inc.	Wireless device services	$2.1	8/28/2003[(1)]	4/20/2007[(2)]	No
Network-1 Security Solutions, Inc.	Telecommunications	$3.3	1/26/2004[(3)]	12/20/2012[(4)]	No
LiveWire Mobile, Inc.	Telecom. / Media services	$3.3	12/10/2008[(5)]	7/24/2014[(6)]	Yes
MRV Communications, Inc.	Ethernet equipment maker	$204.7	10/17/2011[(7)]	8/14/2017[(8)]	Yes
Arbinet Corporation *Acquired by* Primus Telecommunications Group, Inc.	VoIP Services	$38.7	4/13/2009[(9)]	2/28/2011[(10)]	Yes
Primus Telecommunications Group, Inc.	Communications services provider	$165.7	9/16/2011[(11)]	10/15/2013[(12)]	Yes
Renamed to PTGI Holdings, Inc.	Diversified holding company	$48.9	10/16/2013[(12)]	4/9/2014[(13)]	Yes
Renamed to HC2 Holdings, Inc.	Diversified holding company	$54.5	4/10/2014[(13)]	6/14/2016[(14)]	No

68

Source: FactSet, SEC. See Reference C on slide 74 for notation of sources.
Note: Certain companies on whose Boards Pons was a director were renamed or otherwise are successors to other companies. These consist of Primus Telecommunications Group, Inc., PTGI Holdings Inc., and HC2 Holdings, Inc.; Concurrent Computer Corp. and CCUR Holdings, Inc.; Novatel Wireless, Inc. and Inseego Corp.

Pons has mostly served on the boards of nano-cap technology companies, representing the Singers in many of them (cont'd)

Company Name *During Pons Tenure*	Business Description	Market Cap ($M) (When Joined)	Date Joined Board	Date Left Board	Singers Invested in Entity
Concurrent Computer Corp.	Video and media data solutions provider	$36.3	7/23/2012(15)	12/31/2017(16)	Yes
Renamed to CCUR Holdings, Inc.	Lending and real estate development	$29.3	6/17/2020(17)	6/1/2021(18)	Yes
Dragonwave Inc.	Supplier of radio systems for mobile networks	$69.0	12/10/2013(19)	4/14/2015(20)	No
Novatel Wireless, Inc.	Electronic technology	$148.1	10/7/2014(21)	11/8/2016(22)	No
Renamed to Inseego Corp.	Electronic technology	$136.5	11/9/2016(22)	9/30/2019(23)	No
Alaska Communications Systems Group, Inc.	Broadband provider	$81.3	5/9/2018(24)	5/29/2019(25)	Yes
SeaChange International, Inc.	Software solutions for video and advertising	$53.0	3/1/2019(26)	7/12/2022(27)	Yes
Marpai, Inc.	Third-party administrator for employer health plans	$16.4	12/7/2023(28)	*current*	No

69

Source: FactSet, SEC. See Reference C on slide 74 for notation of sources.
Note: Certain companies on whose Boards Pons was a director were renamed or otherwise are successors to other companies. These consist of Primus Telecommunications Group, Inc., PTGI Holdings Inc., and HC2 Holdings, Inc.; Concurrent Computer Corp. and CCUR Holdings, Inc.; Novatel Wireless, Inc. and Inseego Corp.

Time charter equivalent reconciliation(1)  70  We define TCE rates as our voyage revenues less voyage expenses, charter-hire expenses, and realized gains or losses on fuel hedges divided by the number of the available days of our owned fleet during the period. TCE rate is a common shipping industry performance measure used primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charterhire rates for vessels on voyage charters are generally not expressed in per-day amounts, while charterhire rates for vessels on time charters generally are expressed in such amounts.

 Reference A  71  “Cooper Companies and former head are indicted,” The New York Times, November 11, 1992 at https://www.nytimes.com/1992/11/11/business/cooper-companies-and-former-head-are-indicted.html  “Former official of Cooper gets prison term,” The New York Times, August 10, 1995 at https://www.nytimes.com/1995/08/10/business/former-official-of-cooper-gets-prison-term.html  SEC Litigation Release No. 15278, March 10, 1997 at https://www.sec.gov/files/litigation/litreleases/lr15278.txt  “SEC charges investment adviser and associated individuals with causing violations of Regulation SHO,” SEC press release No. 2021-156, August 17, 2021 at https://www.sec.gov/news/press-release/2021-156.   Statement of Allegations, dated November 9, 2022, In the Matter of Cormark Securities Inc., et al., Ontario Securities Commission File No. 2022-24 at https://www.capitalmarketstribunal.ca/en/proceedings/cormark-securities-inc-re/statement-allegations-matter-cormark-securities-inc#:~:text=Cormark%20and%20Kennedy’s%20dealings%20with,fund%20demand%20for%20Canopy’s%20shares

 Reference B  72  LiveWire Mobile Inc., 8-K filed December 11, 2008 at https://www.sec.gov/Archives/edgar/data/915866/000104746908013103/a2189552z8-k.htm  LiveWire Mobile Inc., 2009 definitive proxy statement filed April 24, 2009, page 10, at https://www.sec.gov/Archives/edgar/data/915866/000104746909004499/a2192455zdef14a.htm  LiveWire Mobile Inc., 8-K filed April 30, 2009 at https://www.sec.gov/Archives/edgar/data/915866/000110465909027733/a09-12168_18k.htm  “LiveWire announces common stock will begin trading on an adjusted bases on December 21, 2009, following one-for-ten reverse stock split,” LiveWire press release, December 18, 2009.  Arbinet Form 8-K filed on April 13, 2009, at https://www.sec.gov/Archives/edgar/data/1136655/000114420409020164/v146038_8k.htm  Amendment No. 13 to Schedule 13D of Karen Singer filed February 18, 2009, at https://www.sec.gov/Archives/edgar/data/1136655/000095012309002983/y74714sc13dza.htm   “Arbinet Corporation announces one-for-four reverse stock split; Stock will begin trading on a split-adjusted basis on June 14, 2020,” Arbinet press release, June 11, 2010 at https://www.sec.gov/Archives/edgar/data/1136655/000114420410033152/v188066_ex99-1.htm  “Arbinet Corporation to be acquired by Primus Telecommunications Group in stock-for-stock transaction,” Arbinet press release, November 11, 2010 at https://www.sec.gov/Archives/edgar/data/1136655/000114420410059223/v202001_ex99-1.htm  Schedule 13D of Karen Singer filed June 15, 2010 at https://www.sec.gov/Archives/edgar/data/1006837/000095012310058233/0000950123-10-058233-index.htm, and 13D filed November 16, 2010 at https://www.sec.gov/Archives/edgar/data/1006837/000095012310106172/y04206sc13d.htm  Primus Telecommunications Group Inc., Form 8-K, filed February 17, 2011 at https://www.sec.gov/Archives/edgar/data/1006837/000119312511039503/d8k.htm  Amendment No. 1 to Schedule 13D of Karen Singer filed on March 9, 2011at https://www.sec.gov/Archives/edgar/data/1006837/000095012311023480/y04640sc13dza.htm  Primus Telecommunications Group Inc., Form 8-K, filed September 16, 2011 at https://www.sec.gov/Archives/edgar/data/1006837/000119312511250532/0001193125-11-250532-index.htm  “Primus Telecommunications Group Inc. retains Jefferies & Company, Inc.,” Primus press release, October 4, 2011 at https://www.sec.gov/Archives/edgar/data/1006837/000119312511263603/d239492dex991.htm  Primus Telecommunications Group Inc., Form 8-K, filed June 1, 2012 at https://www.sec.gov/Archives/edgar/data/1006837/000119312512257352/d361789d8k.htm  Primus Telecommunications Group Inc., Form 8-K, filed April 17, 2013 at https://www.sec.gov/Archives/edgar/data/1006837/000119312513158920/d522815d8k.htm  “PTGi completes initial closing of North American telecom sale to affiliates of York Capital Management,” Primus press release, July 31, 2013 at https://www.sec.gov/Archives/edgar/data/1006837/000119312513312797/d575363dex991.htm  Schedule 13D of Karen Singer and Lloyd Miller filed September 8, 2011 at https://www.sec.gov/Archives/edgar/data/887969/000095012311083481/y92578sc13d.htm  Schedule 13D of Karen Singer and Lloyd Miller filed September 8, 2011, Exhibit 99.1 at https://www.sec.gov/Archives/edgar/data/887969/000095012311083481/y92578exv99w1.htm  “Shareholders want changes at MRV Communications,” San Fernando Valley Business Journal, February 5, 2012 at https://sfvbj.com/regional/shareholders-want-changes-mrv-communications/  MRV Communications Inc., 8-K filed October 21, 2011 at https://www.sec.gov/Archives/edgar/data/887969/000110465911057201/a11-28383_18k.htm, and 2013 definitive proxy statement, page 15, at https://www.sec.gov/Archives/edgar/data/887969/000104746913005647/0001047469-13-005647-index.htm  MRV Communications Inc., 2013 definitive proxy statement, page 17 at https://www.sec.gov/Archives/edgar/data/887969/000104746914004426/a2219940zdef14a.htm

 Reference B (cont’d)  73  “Concurrent’s appointment of directors,” Concurrent press release, July 23, 2012 at https://www.prnewswire.com/news-releases/concurrents-appointment-of-directors-163397036.html  Concurrent Computer Corp., Form 8-K, filed July 23, 2012 at https://www.sec.gov/Archives/edgar/data/749038/000114036112033638/form8k.htm  Concurrent Computer Corp., Form 10-K, filed August 30, 2016 at https://www.sec.gov/Archives/edgar/data/749038/000114420416122127/v447184_10k.htm   Concurrent Computer Corp., Form 8-K, filed October 20, 2017 at https://www.sec.gov/Archives/edgar/data/749038/000114420417053446/tv477441_8k.htm  CCUR Holdings Inc., 2020 definitive proxy statement, page 16 at https://www.sec.gov/Archives/edgar/data/749038/000110465920116153/tm2033832-2_def14a.htm  CCUR Holdings Inc., 10-Q filed February 16, 2021, Exhibit 10.6 at https://www.sec.gov/Archives/edgar/data/749038/000110465921023664/tm213835d1_10q.htm  For more about CCUR Holdings’ role in the Ponzi scheme, see its explanation in CCUR Holdings, Inc. definitive information statement, page 24-25, filed March 26, 2021 at https://www.sec.gov/Archives/edgar/data/749038/000114036121010184/nt10022320x1_def14c.htm#tIODA  CCUR Holdings 8-K filed on April 22, 2021, at https://www.sec.gov/Archives/edgar/data/749038/000114036121013814/brhc10023331_8k.htm  “SeaChange reaches cooperation agreement with largest shareholder, TAR Holdings,” SeaChange press release, March 1, 2019 at https://ir.seachange.com/news-events/press-releases/detail/6/seachange-reaches-cooperation-agreement-with-largest  “Can SeaChange mop up its mess?” Light Reading, April 19, 2019 at https://www.lightreading.com/services/can-seachange-mop-up-its-mess-   SeaChange International Inc., 2020 definitive proxy statement, page 11 at https://www.sec.gov/Archives/edgar/data/1019671/000156459020027052/seac-def14a_20200709.htm  SeaChange International Inc., 8-K filed July 29, 2020, and 2021 definitive proxy statement, pages 7 and 14 at https://www.sec.gov/Archives/edgar/data/1019671/000119312520201844/d944632d8k.htm, at https://www.sec.gov/Archives/edgar/data/1019671/000119312521176968/d125903ddef14a.htm#toc125903_6  “Triller to the ‘ILLR’ – Triller Hold Co LLC expected to become publicly traded on Nasdaq through a reverse merger with publicly-traded company SeaChange International (NASDAQ: SEAC),” Triller and SeaChange joint press release, December 22, 2021 at https://ir.seachange.com/news-events/press-releases/detail/470/triller-to-the-illrtriller-hold-co-llc  SeaChange International Inc., 8-K filed June 14, 2022 at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001019671/000119312522173916/d292141d8k.htm  “SeaChange-Triller deal is a no-go,” Light Reading, June 14, 2022 at https://www.lightreading.com/cable-technology/seachange-triller-deal-is-a-no-go  Amendment No. 6 to Schedule 13D of Karen Singer filed June 24, 2022 at https://www.sec.gov/Archives/edgar/data/1019671/000117152022000385/eps10323.htm  Amendment No. 8 to Schedule 13D of Karen Singer filed July 18, 2022 at https://www.sec.gov/Archives/edgar/data/1019671/000117152022000415/eps10365.htm

 Reference C  74  SmartServ 8-K filed August 29, 2003 at https://www.sec.gov/Archives/edgar/data/1005698/000091068003000792/0000910680-03-000792-index.htm   SmartServ 8-K filed May 7, 2007 at https://www.sec.gov/Archives/edgar/data/1005698/000114420407022985/v073741_8ka.htm   Network-1 Security Solutions, Inc. 8-K filed February 9, 2004 at https://www.sec.gov/Archives/edgar/data/1065078/000107261304000225/0001072613-04-000225-index.htm   Network-1 Security Solutions, Inc. 8-K filed December 20, 2012 at https://www.sec.gov/Archives/edgar/data/1065078/000107261312000722/0001072613-12-000722-index.htm   LiveWire Mobile, Inc. 8-K filed December 11, 2008 at https://www.sec.gov/Archives/edgar/data/915866/000104746908013103/a2189552z8-k.htm   LiveWire Mobile, Inc. Certificate of Amendment filed July 24, 2014   MRV Communications, Inc. 8-K filed October 21, 2011 at https://www.sec.gov/Archives/edgar/data/887969/000110465911057201/0001104659-11-057201-index.htm   MRV Communications, Inc. 8-K filed August 14, 2017 at https://www.sec.gov/Archives/edgar/data/887969/000157104917007453/t1702378_exa5h.htm   Arbinet Corporation 8-K filed April 13, 2009 at https://www.sec.gov/Archives/edgar/data/1136655/000114420409020164/0001144204-09-020164-index.htm   Arbinet Corporation 8-K filed March 4, 2011 at https://www.sec.gov/Archives/edgar/data/1136655/000119312511056412/0001193125-11-056412-index.htm   Primus Telecommunications Group, Inc. 8-K filed September 16, 2011 at https://www.sec.gov/Archives/edgar/data/1006837/000119312511250532/0001193125-11-250532-index.htm   PTGI Holdings, Inc. 10-Q filed November 8, 2013 at https://www.sec.gov/Archives/edgar/data/1006837/000119312513435456/0001193125-13-435456-index.htm   PTGI Holdings, Inc. 8-K filed April 11, 2014 at https://www.sec.gov/Archives/edgar/data/1006837/000119312514140694/d708513d8k.htm   HC2 Holdings 2016 definitive proxy statement, p. 7, at https://www.sec.gov/Archives/edgar/data/1006837/000156761916002213/h10035780x1_def14a.htm  Concurrent Computer Corp. 8-K filed July 23, 2012 at https://www.sec.gov/Archives/edgar/data/749038/000114036112033638/0001140361-12-033638-index.htm   Concurrent Computer Corp. 8-K filed January 2, 2018 at https://www.sec.gov/Archives/edgar/data/749038/000114420418000062/0001144204-18-000062-index.htm   CCUR Holdings, Inc. 8-K filed June 18, 2020 at https://www.sec.gov/Archives/edgar/data/749038/000110465920074672/0001104659-20-074672-index.htm   Murchinson Ltd. Schedule 13-D filed August 2, 2023 at https://www.sec.gov/Archives/edgar/data/1643303/000092189523001799/sc13da713459002_08022023.htm   Dragonwave Inc. 6-K filed December 10, 2013 at https://www.sec.gov/Archives/edgar/data/1178946/000110465913089322/0001104659-13-089322-index.htm   Dragonwave Inc. proxy statement filed May 26, 2016, p, 10, at https://www.sec.gov/Archives/edgar/data/1178946/000110465916123730/a16-11107_10ex99d1.htm  Novatel Wireless, Inc. 8-K filed October 14, 2014 at https://www.sec.gov/Archives/edgar/data/1022652/000119312514370092/0001193125-14-370092-index.htm   Novatel Wireless, Inc. 8-K filed November 3, 2016 at https://www.sec.gov/Archives/edgar/data/1022652/000102265216000117/mifi20160930form8-k.htm   Inseego Corp. 8-K filed October 2, 2019 at https://www.sec.gov/Archives/edgar/data/1022652/000102265219000035/insg20190930form8-kharland.htm   Alaska Communications Systems Group, Inc. proxy statement filed April 19, 2019, p. 16, at https://www.sec.gov/Archives/edgar/data/1089511/000119312519111674/0001193125-19-111674-index.htm   Alaska Communications Systems Group, Inc. proxy statement filed April 19, 2019, p. 5 at https://www.sec.gov/Archives/edgar/data/1089511/000119312519111674/0001193125-19-111674-index.htm   SeaChange International, Inc. 8-K filed March 1, 2019 at https://www.sec.gov/Archives/edgar/data/1019671/000119312519059178/0001193125-19-059178-index.htm   SeaChange International, Inc. 8-K filed July 15, 2022 at https://www.sec.gov/Archives/edgar/data/1019671/000119312522194984/0001193125-22-194984-index.htm   Marpai, Inc. 8-K filed December 13, 2023 at https://www.sec.gov/Archives/edgar/data/1844392/000095017023070026/0000950170-23-070026-index.htm

Press Release

Genco Shipping & Trading Limited Files Investor Presentation Highlighting Successful Comprehensive Value Strategy

Highly Qualified and Engaged Board Overseeing Sustainable, Long-Term Value Creation

Urges Shareholders to Vote “FOR” the Re-Election of Genco’s Nominees on the WHITE Proxy Card Today

Advises Shareholders to Vote “WITHHOLD” on George Economou’s Nominee, Robert Pons

NEW YORK, May 2, 2024 (GLOBE NEWSWIRE) -- Genco Shipping & Trading Limited (NYSE:GNK) (“Genco” or the “Company”), the largest U.S. headquartered drybulk shipowner focused on the global transportation of commodities, today posted an investor presentation in connection with its upcoming Annual Meeting at www.VoteForGenco.com.

Highlights on which the presentation elaborates include:

•	Genco Is Executing its Clear Strategy Designed to Drive Value Through Volatile Drybulk Cycles

•	Genco Has Made Significant Progress on its Comprehensive Value Strategy, Outperforming the Market and Peers

•	Genco Has a Highly Qualified and Engaged Board Overseeing Sustainable, Long-Term Value Creation

•	Genco Has Industry-Leading Corporate Governance Standards

•	George Economou’s Track Record

•	The Board Has Concluded that Economou’s Suggestions Are NOT in the Best Interest of All Shareholders

•	The Board Believes Pons is NOT Additive to Genco’s Board

The presentation has also been filed with the U.S. Securities and Exchange Commission (the “SEC”). The Annual Meeting is scheduled for May 23, 2024.

Vote Today

The Genco Board of Directors unanimously recommends that Genco shareholders vote “FOR” the re-election of each of Genco’s seven nominees currently serving on the Genco Board, against Economou's nominee by voting “WITHHOLD,” and “AGAINST” Economou’s shareholder proposal on the WHITE proxy card.

Learn more at www.VoteForGenco.com about how to vote.

If you have any questions or require any assistance with voting your shares, please call or email Genco’s proxy solicitor:

MacKenzie Partners, Inc.
Toll Free: 800-322-2885
Email: proxy@mackenziepartners.com

Submit Your Questions for the Shareholder Webcast

Genco encourages shareholders to submit questions that members of its Board and management team will address on May 8, 2024. The webcast will start at 8:30AM ET and can be accessed at www.VoteForGenco.com.

Shareholders can submit questions by emailing voteforgenco@gencoshipping.com. The deadline for submitting questions is May 6, 2024 at 10:00AM ET.

About Genco Shipping & Trading Limited

Genco Shipping & Trading Limited is a U.S. based drybulk ship owning company focused on the seaborne transportation of commodities globally. We provide a full-service logistics solution to our customers utilizing our in-house commercial operating platform, as we transport key cargoes such as iron ore, grain, steel products, bauxite, cement, nickel ore among other commodities along worldwide shipping routes. Our wholly owned high quality, modern fleet of dry cargo vessels consists of the larger Capesize (major bulk) and the medium-sized Ultramax and Supramax vessels (minor bulk) enabling us to carry a wide range of cargoes. We make capital expenditures from time to time in connection with vessel acquisitions. As of May 2, 2024, Genco Shipping & Trading Limited’s fleet consists of 16 Capesize, 15 Ultramax and 12 Supramax vessels with an aggregate capacity of approximately 4,490,000 dwt and an average age of 11.8 years.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995

This release contains certain forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements use words such as “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with a discussion of potential future events, circumstances or future operating or financial performance. These forward-looking statements are based on management’s current expectations and observations. For a discussion of factors that could cause results to differ, please see the Company's filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on form 10-K for the year ended December 31, 2023, and the Company's reports on Form 10-Q and Form 8- K subsequently filed with the SEC. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

On April 16, 2024, Genco filed with the SEC a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”), containing a form of WHITE proxy card, with respect to its solicitation of proxies for Genco’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY GENCO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Genco free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Genco are also available free of charge by accessing Genco’s website at www.gencoshipping.com.

Participants

Genco, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2024 Annual Meeting of Shareholders, including John C. Wobensmith (Chief Executive Officer and President), Peter Allen (Chief Financial Officer), Joseph Adamo (Chief Accounting Officer), Jesper Christensen (Chief Commercial Officer), and Genco’s directors other than Mr. Wobensmith, namely James G. Dolphin, Paramita Das, Kathleen C. Haines, Basil G. Mavroleon, Karin Y. Orsel, and Arthur L. Regan. Investors and security holders may obtain more detailed information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, under the captions “Management,” “Executive Compensation,” and “Security Ownership of Certain Beneficial Owners and Management” in Genco’s Definitive Proxy Statement. To the extent holdings of such participants in Genco’s securities changed since the amounts described in the Definitive Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge as described above.

MEDIA/INVESTOR CONTACT:

Peter Allen
Chief Financial Officer
Genco Shipping & Trading Limited
(646) 443-8550

Aaron Palash / Carleigh Roesler / Jenna Shinderman
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

These materials contain certain forward-looking statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements use words such as “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with a discussion of potential future events, circumstances or future operating or financial performance. These forward-looking statements are based on management’s current expectations and observations. For a discussion of factors that could cause results to differ, please see the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on form 10-K for the year ended December 31, 2023, and the Company’s reports on Form 10-Q and Form 8-K subsequently filed with the SEC. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

On April 16, 2024, Genco filed with the SEC a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”), containing a form of WHITE proxy card, with respect to its solicitation of proxies for Genco’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY GENCO AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Genco free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Genco are also available free of charge by accessing Genco’s website at www.gencoshipping.com.

Participants

Genco, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2024 Annual Meeting of Shareholders, including John C. Wobensmith (Chief Executive Officer and President), Peter Allen (Chief Financial Officer), Joseph Adamo (Chief Accounting Officer), Jesper Christensen (Chief Commercial Officer), and Genco’s directors other than Mr. Wobensmith, namely James G. Dolphin, Paramita Das, Kathleen C. Haines, Basil G. Mavroleon, Karin Y. Orsel, and Arthur L. Regan. Investors and security holders may obtain more detailed information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, under the captions “Management,” “Executive Compensation,” and “Security Ownership of Certain Beneficial Owners and Management” in Genco’s Definitive Proxy Statement. To the extent holdings of such participants in Genco’s securities changed since the amounts described in the Definitive Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge as described above.